UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 2008

                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


       DELAWARE                  File No. 1-8989                 13-3286161
       --------                  ---------------                 ----------
    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                                Number)


                  383 Madison Avenue, New York, New York 10179
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The plaintiffs in the purported class action lawsuit against The Bear Stearns Companies Inc. ("Bear Stearns"), its board of directors and JPMorgan Chase & Co., In re Bear Stearns Litigation, have informed the Court that they are withdrawing their motion seeking to enjoin JPMorgan Chase & Co. from voting the shares of Bear Stearns common stock it had acquired on April 8, 2008 pursuant to the share exchange agreement dated March 24, 2008. The plaintiffs have also informed the Court that they intend to pursue their claims, which include a claim for an unspecified amount of compensatory damages, in the ordinary course.

In an unrelated federal shareholder litigation filed in the Southern District of New York captioned Cohen v. The Bear Stearns Companies, Inc., plaintiffs are seeking permission from the Court to file a motion to preliminarily enjoin consummation of the merger.

Certain statements contained in this filing are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those discussed in the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental and self-regulatory organization approvals of the merger on the proposed terms and schedule and any changes to regulatory agencies' outlook on, responses to and actions and commitments taken in connection with the merger and the agreements and arrangements related thereto. For a discussion of the additional risks and uncertainties that may affect Bear Stearns' future results, please see: (1) "Risk Factors" in Bear Stearns' Annual Report on Form 10-K for the year ended November 30, 2007 and "Risk Management" filed as Exhibit 13 to Bear Stearns' Annual Report on Form 10-K for the year ended November 30, 2007; (2) similar sections of Bear Stearns' quarterly reports on Form 10-Q, which have been filed with the Securities and Exchange Commission ("SEC"); and (3) "Management's Discussion and Analysis of Financial Condition and Results of Operations" filed as an Exhibit to Bear Stearns' Current Report on Form 8-K filed with the SEC on April 11, 2008.

Additional Information

In connection with the proposed merger, JPMorgan Chase has filed with the SEC a Registration Statement on Form S-4 that includes a proxy statement of Bear Stearns that also constitutes a prospectus of JPMorgan Chase. JPMorgan Chase and Bear Stearns urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from JPMorgan Chase's website (www.jpmorganchase.com) under the tab "Investor Relations" and then under the heading "Financial Information" and then under the item "SEC Filings." You may also obtain these documents, free of charge, from Bear Stearns' website (www.bearstearns.com) under the heading "Investor Relations" and then under the tab "SEC Filings."

Participants in the Solicitation

JPMorgan Chase, Bear Stearns and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Bear Stearns stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Bear Stearns stockholders in connection with the proposed merger is set forth in the proxy statement/prospectus filed with the

SEC. You can find information about JPMorgan Chase's executive officers and directors in its definitive proxy statement filed with the SEC on March 31, 2008. You can find information about Bear Stearns' executive officers and directors in the amendment to its Annual Report on Form 10-K filed with the SEC on March 31, 2008. You can obtain free copies of these documents from JPMorgan Chase and Bear Stearns using the contact information above.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 THE BEAR STEARNS COMPANIES INC.




                                 By: /s/ Jeffrey M. Farber
                                     ----------------------------------------
                                     Jeffrey M. Farber
                                     Senior Vice President - Finance, Controller
                                     (Principal Accounting Officer)


Dated: May 7, 2008